Fidelity Advisor Series II: Fidelity Advisor Municipal Income Fund and Fidelity Advisor Series II: Fidelity Advisor Intermediate Municipal Income Fund Merger

Notes to Pro Forma Combining Financial Statements

(Unaudited)

 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of October 31, 1999 and the unaudited Pro Forma Combining Statement of Operations for the year ended October 31, 1999 are intended to present the financial condition and related results of operations of Fidelity Advisor Municipal Income Fund as if the reorganization with Fidelity Advisor Intermediate Municipal Income Fund had been consummated on November 1, 1998.

 The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Reflects the conversion of Fidelity Advisor Intermediate Municipal Income Fund class specific shares as of October 31, 1999.

(b) Decrease in fees reflects contractual rates charged against combined average net assets.

(c) Decrease in fees reflects Fidelity Advisor Municipal Income Fund's rate applied to combined funds average net assets.

(d) Decrease in fees reflects net decrease in costs incurred as a result of the reorganization including savings from duplicate charges.

(e) Decrease in reimbursement reflects voluntary expense limit applied to Pro Forma Class specific reimbursement schedules.

 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of October 31, 1999 for Fidelity Advisor Series II: Fidelity Advisor Municipal Income Fund, and for Fidelity Advisor Series II: Fidelity Advisor Intermediate Municipal Income Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.

FIDELITY ADVISOR MUNICIPAL INCOME AND ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND PRO FORMA COMBINING PORFTOLIO
AS OF OCTOBER 31, 1999 (UNAUDITED)


                                                       FIDELITY
                                                       ADVISOR
                                                       MUNICIPAL
                                                       INCOME FUND

                                   MOODY'S RATINGS     PRINCIPAL AMOUNT          VALUE
                                                                                 (NOTE 1)

  MUNICIPAL BONDS - 97.7%



  ALABAMA - 0.9%

  Shelby County Gen. Oblig.        -                $            4,000,000    $            4,266,000
  Series A, 7.7% 8/1/17

                                                                                           4,266,000

  ALASKA - 1.8%

  Alaska Hsg. Fin. Corp. Rfdg.     Aa2                          5,490,000                  5,307,732
  Series A, 5.4% 12/1/13

  Alaska Student Ln. Corp.
  Student Ln. Rev. Series A:

    5% 7/1/03 (AMBAC Insured) (e)  Aaa                                                                   $

    5.25% 7/1/07 (AMBAC            Aaa                          1,500,000                  1,505,520
  Insured) (e)

    5.45% 7/1/09 (AMBAC            Aaa                          1,500,000                  1,505,460
  Insured) (e)

                                                                                           8,318,712

  ARIZONA - 1.3%

  Arizona Student Ln. Aquistion    Aaa                           1,300,000                 1,274,676
  Auth. Rev. Series A1, 5.875%
  5/1/18 (e)

  Maricopa County Cmnty.           Aa1
  College District Series B,
  5.25% 7/1/10

  Maricopa County Ind. Dev.        Baa1                         4,495,000                  4,262,923
  Auth. Health Facilities Rev.
  Rfdg. (Catholic Healthcare
  West Proj.) Series A 4.1%
  7/1/03

                                                                                           5,537,599

  ARKANSAS - 0.3%

  Arkansas Gen. Oblig. (Cap.       Aa3
  Appreciation) (College
  Savings Proj.) Series A, 0%
  6/1/02

  Little Rock Arpt. Passenger      Aaa                            680,000                     674,825
  Facilities Charge Rev. 5.65%
  5/1/16 (AMBAC Insured) (e)

                                                                                              674,825

  CALIFORNIA - 4.7%

  California Dept. of Wtr.         Aa2                           2,190,000                 2,244,005
  Resources Wtr. Sys. Rev.
  (Central Valley Proj.)
  Series J 2, 6.125% 12/1/13

  California Ed. Facilities        AAA
  Auth. Rev. Rfdg. (Chapman
  Univ.) 5.375% 10/1/16 (AMBAC
  Insured)

  California Health Facilities     A+
  Fin. Auth. Rev. (Casa de Las
  Campanas) Series A, 5.375%
  8/1/09

  California Hsg. Fin. Agcy.
  Rev. (Home Mtg.):

    Series B, 5.2% 8/1/26 (MBIA    Aaa                            850,000                     852,491
  Insured) (e)

    Series R, 5.35% 8/1/07         Aaa
  (MBIA Insured) (e)

    Series R, 6.15% 8/1/27         Aaa                           1,500,000                 1,497,165
  (MBIA Insured) (e)

  California Poll. Cont. Fing.     Baa2
  Auth. Resource Recovery Rev.
  (Waste Mgmt., Inc.) Series
  A, 7.15% 2/1/11 (e)

  California Pub. Works Board      A1                            2,000,000                 1,989,700
  Lease Rev. Rfdg. (California
  Univ. Proj.) Series A, 5.5%
  10/1/13

  Central Valley Fing. Auth.       BBB-                          4,500,000                 4,589,010
  Cogeneration Proj. Rev.
  (Carson Ice Gen. Proj.) 6%
  7/1/09

  Foothill/Eastern Trans.          Aaa                           2,000,000                    891,200
  Corridor Agcy. Toll Road
  Rev. (Cap. Appreciation) Sr.
  Lein Series A, 0% 1/1/14

  Los Angeles County Ctfs. of      A3
  Prtn. (Disney Parking Proj.)
  0% 9/1/04

  Northern California Pwr.         Aaa                              750,000                   804,053
  Agcy. Pub. Pwr. Rev. (Proj.
  No. 3) 5.85% 7/1/10 (AMBAC
  Insured) (Escrowed to
  Maturity) (f)

  Sacramento City Fing. Auth.      Aaa                           1,225,000                    642,721
  Rev. (Cap. Appreciation)
  Series B, 0% 11/1/11 (MBIA
  Insured)

  Sacramento City Fing. Auth.      Aaa                           2,000,000                 1,908,100
  Lease Rev. Rfdg. Series A,
  5.4% 11/1/20 (AMBAC Insured)

  Sacramento Cogeneration Auth.    BBB-                             500,000                   522,885
  Cogeneration Proj. Rev.
  (Procter & Gamble Proj.)
  6.375% 7/1/10

  Sacramento Muni. Util.           Aaa
  District Elec. Rev. 5.45%
  11/15/08 (FGIC Insured)

  Sacramento Pwr. Auth.
  Cogeneration Proj. Rev.:

    6% 7/1/02                      BBB-

    6.5% 7/1/08                    BBB-

                                                                                       15,941,330

  COLORADO - 4.7%

  Arapaho County Cap. Impt.
  Trust Fund Hwy. Rev. (Cap.
  Appreciation) Series C, 0%

    8/31/26 (Pre-Refunded to       Aaa                       14,000,000                    2,175,460
  8/31/05 @ 20.8626) (f)

  Colorado Health Facilities
  Auth. Rev.:

    (Nat'l. Benevolent Assoc.      Baa2                          1,360,000                 1,341,518
  Proj.) Series A, 6.5% 6/1/25

    Rfdg. (Rocky Mountain
  Adventist):

      6.25% 2/1/04                 Baa2

      6.625% 2/1/13                Baa2                          6,900,000                 6,476,616

      6.625% 2/1/22                Baa2                          4,000,000                 3,648,840

  Colorado Springs Arpt. Rev.
  (Cap. Appreciation) Series C:

    0% 1/1/06 (MBIA Insured)       Aaa                           1,405,000                 1,034,656

    0% 1/1/08 (MBIA Insured)       Aaa                              870,000                   568,867

  Denver City & County Arpt.
  Rev.:

    (Cap. Appreciation):

      Series A, 0% 11/15/02        Aaa                           2,115,000                 1,841,911
  (MBIA Insured) (e)

      Series D, 0% 11/15/04        Aaa                           1,700,000                 1,328,941
  (MBIA Insured) (e)

    Series A:

      7.5% 11/15/23 (e)            Baa1                          2,070,000                 2,240,672

      7.5% 11/15/23                Aaa                              430,000                   487,719
  (Pre-Refunded to 11/15/04 @
  102) (e)(f)

    Series C, 6.55% 11/15/02 (e)   Baa1                          1,000,000                 1,036,560

                                                                                       22,181,760

  CONNECTICUT - 1.1%

  Connecticut Health & Edl.
  Facilities Auth. Rev. (New
  Britain Memorial Hosp.)
  Series A, 7.5%

    7/1/06 (Pre-Refunded to        AAA                           2,170,000                 2,321,683
  7/1/02 @ 102) (f)

  Eastern Connecticut Resources
  Recovery Auth. Solid Waste
  Rev. (Wheelabrator Lisbon
  Proj.)

    Series A, 5.5% 1/1/20 (e)      BBB                           3,350,000                 2,923,612

                                                                                           5,245,295

  DISTRICT OF COLUMBIA - 2.8%

  District of Columbia Gen.
  Oblig. Rfdg.:

    Series A:

      6% 6/1/07 (MBIA Insured)     Aaa                           1,850,000                 1,944,054

      6% 6/1/07 (MBIA Insured)     Aaa                              150,000                   159,164
  (Escrowed to Maturity) (f)

     Series B, 5% 6/1/05 (MBIA     Aaa                           3,635,000                 3,644,342
  Insured)

  District of Columbia Hosp.       -                                940,000                   980,495
  Rev. (Hosp. for Sick
  Children) Series A, 8.875%
  1/1/21

  District of Columbia Redev.
  Land Agcy. Washington D.C.
  Sports Arena Spl. Tax Rev.:

    5.3% 11/1/99                   Baa                           1,700,000                 1,700,000

    5.4% 11/1/00                   Baa

    5.625% 11/1/10                 Baa                              485,000                   490,616

  District of Columbia Rev.:

    (Nat'l. Academy of Science     Aaa                           2,500,000                 2,170,575
  Proj.) Series A, 5% 1/1/19
  (AMBAC Insured)

    Rfdg. (Georgetown Univ.)       Aaa                           2,000,000                 2,026,820
  Series A, 5.95% 4/1/14 (MBIA
  Insured)

                                                                                       13,116,066

  FLORIDA - 2.4%

  Broward County Resource          A3                               545,000                   562,533
  Recovery Rev. (SES Broward
  Co. LP South Proj.) 7.95%
  12/1/08

  Dade County Aviation Rev.        Aaa                           5,000,000                 5,137,350
  Rfdg. Series D, 5.75%
  10/1/09 (AMBAC Insured) (e)

  Dade County Aviation Rev.        Aaa
  Rfdg. (Miami Int'l Arpt.)
  Series A, 5.25% 10/1/01 (FSA
  Insured) (e)

  Florida Board of Ed. Cap.        Aa2                           2,100,000                 2,007,789
  Outlay Rfdg. (Pub. Ed.
  Proj.) Series D, 5.75%
  6/1/22 (b)

  Florida Mid-Bay Bridge Auth.     -                             2,500,000                 2,690,200
  Rev. Series A, 7.5% 10/1/17

  Jacksonville Port Auth. Rev.     Aaa
  Rfdg. 5.75% 11/1/09 (MBIA
  Insured) (e)

                                                                                       10,397,872

  GEORGIA - 0.2%

  Atlanta Wtr. & Wastewtr. Rev.    Aaa                              700,000                   707,182
  Rfdg. Series A, 5.5% 11/1/10
  (FGIC Insured)

  Georgia Gen. Oblig. Series B,    Aaa
  5.75% 8/1/10

                                                                                              707,182

  HAWAII - 1.5%

  Honolulu City & County Gen.
  Oblig. Rfdg. Series C:

    5% 7/1/07 (FGIC Insured)       Aaa                           3,500,000                 3,490,970

    5.125% 7/1/12 (FGIC Insured)   Aaa                           4,000,000                 3,841,560

                                                                                           7,332,530

  ILLINOIS - 4.4%

  Chicago Midway Arpt. Rev.        Aaa                           1,500,000                 1,377,930
  Series A, 5.5% 1/1/29 (MBIA
  Insured)

  Chicago Midway Arpt. Rev.        Aaa
  Series B, 6% 1/1/09 (MBIA
  Insured) (e)

  Chicago O'Hare Int'l. Arpt.
  Rev.:

    (Passenger Facility Charge)    Aaa                           2,500,000                 2,526,025
  Series A, 5.6% 1/1/10 (AMBAC
  Insured)

    Rfdg. (Gen. Arpt. Proj.)
  Series A:

      6.25% 1/1/09 (AMBAC          Aaa                           3,700,000                 3,917,227
  Insured) (e)

      6.375% 1/1/15 (MBIA          Aaa                           1,400,000                 1,453,046
  Insured)

  Chicago O'Hare Int'l. Arpt.      Baa2                          1,000,000                 1,121,660
  Spl. Facilities Rev. Rfdg.
  (American Airlines, Inc.
  Proj.) 8.2% 12/1/24

  Chicago School Reform Board      Aaa                           5,000,000                 4,721,250
  of Ed. (Chicago School
  Reform) 5.75% 12/1/27 (AMBAC
  Insured)

  Du Page County Cmnty. High       Aaa                           1,640,000                 1,726,641
  School District #99 (Downers
  Grove) Series A, 6% 2/1/06
  (AMBAC Insured)

  Illinois Edl. Facilities         Aaa                           1,200,000                 1,271,784
  Auth. Rev. Rfdg. (DePaul
  Univ.) 6% 10/1/05 (AMBAC
  Insured)

  Illinois Health Facilities
  Auth. Rev. (Memorial Hosp.
  Proj.):

    7.125% 5/1/10 (Pre-Refunded    -                             1,000,000                 1,079,920
  to 5/1/02 @ 102) (f)

    7.25% 5/1/22 (Pre-Refunded     -                             1,000,000                 1,082,840
  to 5/1/02 @ 102) (f)

  Metro. Pier & Exposition
  Auth. Dedicated Tax Rev.
  (Cap. Appreciation):

    Series A:

      0% 6/15/09 (FGIC Insured)    Aaa

      0% 6/15/09 (FGIC Insured)    Aaa
  (Escrowed to Maturity) (f)

    0% 6/15/00 (AMBAC Insured)     Aaa

                                                                                       20,278,323

  INDIANA - 0.2%

  Indianapolis Econ. Dev. Rev.     Baa2                          1,000,000                 1,056,830
  Rfdg. (Nat'l. Benevolent
  Assoc.) 7.625% 10/1/22

                                                                                           1,056,830

  IOWA - 1.0%

  Iowa Student Ln. Liquidity       Aa1
  Corp. Student Ln. Rev.
  Series A, 6.35% 3/1/01

  Iowa Student Ln. Liquidity       Aaa                           3,500,000                 3,567,900
  Corp. Student Ln. Rev. Rfdg.
  Series B, 5.75% 12/1/07 (e)

                                                                                           3,567,900

  KANSAS - 1.2%

  Kansas Dev. Fin. Auth. Rev.
  (Sisters of Charity
  Leavenworth):

    5% 12/1/13 (MBIA Insured)      Aaa                           2,390,000                 2,215,506

    5% 12/1/14 (MBIA Insured)      Aaa                              500,000                   455,285

    5.25% 12/1/09 (MBIA Insured)   Aaa

    5.25% 12/1/11 (MBIA Insured)   Aaa

                                                                                           2,670,791

  KENTUCKY - 1.6%

  Kenton County Arpt. Board
  Arpt. Rev.:

    (Cincinnati/Northern           Aaa                           5,570,000                 5,836,190
  Kentucky Int'l.) Series A,
  6% 3/1/05 (MBIA Insured) (e)

    (Spl. Facilities Delta         Baa3                          2,000,000                 2,105,940
  Airlines, Inc. Proj.) Series
  A, 7.5% 2/1/20 (e)

                                                                                           7,942,130

  LOUISIANA - 0.4%

  Louisiana Pub. Facilities        Aaa
  Auth. Rev. Rfdg. (Student
  Ln.) Series A1, 6.2% 3/1/01

                                                                                                  -

  MAINE - 0.2%

  Maine Edl. Ln. Marketing         Aaa
  Corp. Student Ln. Rev.
  Series A 4, 5.45% 11/1/99 (e)

                                                                                                  -

  MARYLAND - 1.0%

  Maryland Health & Higher Edl.
  Facilities Auth. Rev.:

    (Good Samaritan Hosp.):

      5.75% 7/1/13 (AMBAC          Aaa                           1,015,000                 1,023,983
  Insured) (Escrowed to
  Maturity) (f)

      5.75% 7/1/13 (Escrowed to    A1                            1,665,000                 1,694,371
  Maturity) (f)

    Rfdg. (John Hopkins Univ.)     Aa2                           2,000,000                 2,143,960
  6% 7/1/10

                                                                                           4,862,314

  MASSACHUSETTS - 6.2%

  Boston Gen. Oblig. Rev.          Aaa
  (Boston City Hosp.) Series
  A, 7.625% 2/15/21
  (Pre-Refunded to 8/15/00 @
  101.66(f)

  Massachusetts Gen. Oblig.        Aa3
  Rfdg. Series A, 5.5% 2/1/11

  Massachusetts Health & Edl.
  Facilities Auth. Rev.:

    (Bentley College) Series J,    Aaa                           1,265,000                 1,120,398
  5% 7/1/17 (MBIA Insured)

    (Fairview Extended Care)       Aaa                           5,000,000                 5,483,500
  Series A, 10.25% 1/1/21
  (Pre-Refunded to 1/1/01 @
  103) (f)

    (Fairview Extended Care)       Aaa
  Series B, 4.55% 1/1/21 (MBIA
  Insured)

    (Hebrew Rehab. Ctr. for        A                             2,000,000                 1,807,060
  Aged) Series C, 5.25% 7/1/17

    (New England Med. Ctr.         Aaa                              500,000                   453,405
  Hosp.) Series G, 5.375%
  7/1/24 (MBIA Insured)

  Massachusetts Ind. Fin. Agcy.    BBB                           1,000,000                    968,590
  Resource Recovery Rev. Rfdg.
  Series A, 4.7% 12/1/03

  Massachusetts Ind. Fin. Agcy.
  Rev.:

    (Atlanticare Med. Ctr.)        -                                600,000                   612,000
  Series B, 10.125% 11/1/14
  (Pre-Refunded to 11/1/99 @
  102) (f)

    (Cap. Appreciation)            A1
  (Massachusetts Biomedical)
  Series A 1, 0% 8/1/02

    (Cap. Appreciation)
  (Massachusetts Biomedical)
  Series A 2:

    0% 8/1/08                      A+                               800,000                   503,608

    0% 8/1/10                      -                             4,500,000                 2,464,785

  Massachusetts Muni. Wholesale    Baa2                          1,000,000                 1,052,260
  Elec. Co. Pwr. Supply Sys.
  Rev. Rfdg. Series C, 6.5%
  7/1/03

  Massachusetts Tpk. Auth.         Aaa                           5,000,000                 4,370,450
  Metro. Hwy. Sys. Rev. Series
  A, 5.125% 1/1/23 (MBIA
  Insured)

  Massachusetts Tpk. Auth.         Aaa
  Western Tpk. Rev. Series A,
  5.55% 1/1/17 (MBIA Insured)

  Massachusetts Wtr. Poll.
  Abatement Trust Rev. (MWRA
  Ln. Prog.) Series A:

    5.25% 8/1/13                   Aa1                              100,000      96,728

    5.25% 8/1/14                   Aa1                              300,000                   285,105

  New England Ed. Ln. Marketing    A3                            3,880,000                 3,971,335
  Corp. Massachusetts Rfdg.
  (Student Ln. Proj.) Series
  F, 5.625% 7/1/04 (e)

  New England Ed. Ln. Marketing    Aaa                           4,005,000                 4,103,443
  Corp. Massachusetts Student
  Ln. Rev. Issue A, 5.8% 3/1/02

                                                                                       27,292,667

  MICHIGAN - 2.3%

  Michigan Hosp. Fin. Auth.
  Rev. Rfdg.:

    (Genesys Reg'l. Hosp.)         Baa2                          4,250,000                 4,056,923
  Series A, 5.5% 10/1/18
  (Escrowed to Maturity) (f)

    (McLaren Health Care Corp.)    A1
  Series A, 5% 6/1/19

    (Mercy Health Svcs.) Series    Aa3
  S, 5.75% 8/15/05

    (Pontiac Osteopathic Hosp.)    Baa2                          2,000,000                 1,756,600
  Series A, 6% 2/1/24

  Michigan Strategic Fund Rev.     Aaa                           1,500,000                 1,366,170
  Rfdg. (Detroit Edison Co.
  Proj.) Series A, 5.55%
  9/1/29 (MBIA Insured) (e)

  Royal Oak Hosp. Fin. Auth.       Aa3                           2,310,000                 2,435,387
  Rev. Rfdg. (William Beaumont
  Hosp.) 6.25% 1/1/09

                                                                                           9,615,080

  MINNESOTA - 1.2%

  Minneapolis & Saint Paul Hsg.
  & Redev. Auth. Health Care
  Sys. Rev. Rfdg.

     (Healthspan Corp.) Series     Aaa                           1,800,000                 1,519,110
  A, 4.75% 11/15/18 (AMBAC
  Insured)

  Minneapolis Gen. Oblig. (Cap.    Aaa
  Appreciation) Series B, 0%
  12/1/02

  Minnesota Higher Ed.             Aa3
  Facilities Auth. Rev.
  (MacAlester College) Series
  4 C, 5.5% 3/1/12

  Minnesota Hsg. Fin. Agcy.        Aa2                           2,000,000                 2,039,640
  Single Family Mtg. (Single
  Family Mtg.) Series D, 6.4%
  7/1/15 (e)

  Rochester Health Care            AA+                           2,000,000                 1,860,000
  Facilities Rev. (Mayo
  Foundation) Series A, 5.5%
  11/15/27

                                                                                           5,418,750

  MISSISSIPPI - 0.8%

  Mississippi Gen. Oblig. 6.2%     Aaa                           3,720,000                 3,987,617
  2/1/08 (Escrowed to
  Maturity) (f)

  Mississippi Home Corp. Single    Aaa                              164,000                   170,780
  Family Rev. Rfdg. Series A,
  9.25% 3/1/12 (FGIC Insured)

                                                                                           4,158,397

  MONTANA - 0.2%

  Montana Higher Ed. Student       A
  Assistance Corp. Student Ln.
  Rev. Series B, 6.6% 12/1/99
  (e)

                                                                                                  -

  NEVADA - 0.6%

  Clark County School District     Aaa
  Series A, 9.75% 6/1/01 (MBIA
  Insured)

  Las Vegas Downtown Redev.
  Agcy. Tax Increment Rev.
  (Fremont Street Proj.)
  Series A:

    6% 6/15/10                     BBB+                          1,500,000                 1,478,355

    6.1% 6/15/14                   BBB+                          1,000,000                    999,740

                                                                                           2,478,095

  NEW HAMPSHIRE - 0.1%

  New Hampshire Higher Edl. &
  Health Facilities Auth. Rev.
  (Littleton Hosp. Assoc., Inc.)

    Series A, 9.5% 5/1/20          -                                480,000                   502,354
  (Pre-Refunded to 5/1/00 @
  102) (f)

                                                                                              502,354

  NEW JERSEY - 1.9%

  New Jersey Edl. Facilities
  Auth. Rev. Rfdg. (Seton Hall
  Univ. Proj.):

    5% 7/1/18 (AMBAC Insured)      Aaa                           1,000,000                    886,280

    5.25% 7/1/07 (AMBAC Insured)   Aaa                           1,610,000                 1,634,263

  New Jersey Gen. Oblig. Series    Aa1
  F, 5.5% 8/1/11

  New Jersey Trans. Trust Fund     Aaa                           4,000,000                 4,066,920
  Auth. Rfdg. (Trans. Sys.)
  Series A, 5.5% 6/15/11 (MBIA
  Insured)

  Passaic County Util. Auth.       Aaa                           2,500,000                 2,253,475
  Solid Waste Disp. Rev. Rfdg.
  (Cap. Appreciation) 0%
  3/1/02 (MBIA Insured)

                                                                                           8,840,938

  NEW MEXICO - 2.2%

  Albuquerque Arpt. Rev. Rfdg.:

    6.25% 7/1/00 (AMBAC            Aaa
  Insured) (e)

    6.7% 7/1/18 (AMBAC Insured)    Aaa                           3,970,000                 4,213,996
  (e)

    6.75% 7/1/09 (AMBAC            Aaa
  Insured) (e)

    6.75% 7/1/11 (AMBAC            Aaa                           1,805,000                 2,006,420
  Insured) (e)

  New Mexico Edl. Assistance       Aaa                           1,350,000                 1,353,267
  Foundation Student Ln. Rev.
  Series B, 5.25% 4/1/05
  (AMBAC Insured) (e)

  New Mexico Edl. Assistance       Aaa
  Foundation Student Ln. Rev.
  Series IV A2, 6.65% 3/1/07

  Rio Rancho Wtr. & Wastewtr.      Aaa
  Sys. Rev. Series A, 8%
  5/15/04 (FSA Insured)

                                                                                           7,573,683

  NEW YORK - 16.6%

  Buffalo Gen. Oblig. Rfdg.        Aaa
  Series C, 5.25% 12/1/13
  (FGIC Insured)

  Long Island Pwr. Auth. New       Aaa                           9,390,000                 8,209,959
  York Elec. Sys. Rev. Series
  A, 5.125% 12/1/22 (FSA
  Insured)

  Metro. Trans. Auth. Dedicated    Aaa                           1,000,000                    889,050
  Tax Fund Series A, 5.25%
  4/1/26 (MBIA Insured)

  Metro. Trans. Auth. New York
  Commuter Facilities Rev.:

    Rfdg. (Svc. Contract Proj.)
  Series R:

    5% 7/1/02                      Baa1                          2,370,000                 2,394,530

    5% 7/1/03                      Baa1                          2,490,000                 2,512,211

    Series A:

      5.625% 7/1/27 (MBIA          Aaa                              200,000                   188,896
  Insured)

      6.125% 7/1/29                Baa1                          6,750,000                 6,672,578

  Metro. Trans. Auth. New York     Baa1                          1,010,000                    988,245
  Svc. Contract Rev. Series P,
  5.75% 7/1/15

  Metro. Trans. Auth. New York
  Trans. Facilities Rev. Rfdg.
  (Svc. Contract Proj.) Series
  8:

    5.25% 7/1/17                   Baa1                            500,000                    448,780

    5.375% 7/1/21 (FSA Insured)    Aaa                              700,000                   640,073

  New York City Gen. Oblig.:

    Rfdg.:

      Series A, 7% 8/1/03          A3                            2,000,000                 2,148,960

      Series B:

        5.7% 8/15/02               A3                            1,130,000                 1,163,233

        5.7% 8/15/02 (Escrowed     A3                  35,000                    36,159
  to Maturity) (f)

        6.75% 8/15/03              A3                            2,000,000                 2,134,700

      Series E, 6.5% 2/15/04       Aaa                           1,000,000                 1,064,970
  (FGIC Insured)

      Series D, 5.5% 2/15/04       A3                            2,000,000                 2,050,180

      Series H:

        5.5% 8/1/12                A3

        6.875% 2/1/02              A3                               160,000                   167,629

        6.875% 2/1/02 (Escrowed    Aaa                 80,000                    84,233
  to Maturity) (f)

  New York City Ind. Dev. Agcy.    Aaa                           1,000,000                 1,045,910
  Ind. Dev. Rev. (Japan
  Airlines Co. Ltd. Proj.)
  Series 1991, 6% 11/1/15 (FSA
  Insured) (e)

  New York City Ind. Dev. Agcy.    A3                            8,680,000                 8,957,586
  Spl. Facilities Rev. (Term.
  One Group Assoc. Proj.) 5.9%
  1/1/06 (e)

  New York City Muni. Wtr. Fin.
  Auth. Wtr. & Swr. Sys. Rev.
  Series B:

    5.5% 6/15/27 (MBIA Insured)    Aaa                           3,500,000                 3,247,370

    5.75% 6/15/26                  A1                            5,000,000                 4,745,550

    5.75% 6/15/29                  A1                            4,000,000                 3,777,800

  New York State Dorm. Auth.
  Rev.:

    (City Univ. Sys.               Baa1                          3,000,000                 3,108,930
  Consolidated) Series A, 5.7%
  7/1/05

    (City Univ. Sys.) Series C,    Baa1
  7.5% 7/1/10

    Rfdg. (Jamaica Hosp.)          Aaa                           6,150,000                 5,763,965
  Series F, 5.2% 2/15/14 (MBIA
  Insured)

    Rfdg. (State Univ. Edl.        A3
  Facilities) Series A, 6.5%
  5/15/04

  New York State Envir.
  Facilities Corp. Clean Wtr.
  & Drinking Rev. (Revolving
  Funds Proj.) Series F:

    4.875% 6/15/18                 Aa1                           1,000,000                    860,480

    4.875% 6/15/20                 Aa1                           1,300,000                 1,102,049

    5% 6/15/15                     Aa1                              700,000                   627,445

  New York State Envir.            Aa1                           1,000,000                    883,850
  Facilities Corp. Poll. Cont.
  Rev. 5.125% 6/15/19

  New York State Local Govt.
  Assistance Corp.:

    (Cap. Appreciation) Series     A3
  A, 0% 4/1/08

    Rfdg. Series A, 5.5% 4/1/04    Aaa
  (AMBAC Insured)

    Rfdg. Series C, 5.5% 4/1/17    A3                            7,500,000                 7,200,000

  New York State Thruway Auth.
  Svc. Contract Rev. (Local
  Hwy. & Bridge):

    5.4% 4/1/03                    Baa1

    5.9% 4/1/07                    Baa1                          2,000,000                 2,090,100

    6% 4/1/03                      Baa1

  New York State Urban Dev.
  Corp. Rev.:

    (Sports Facilities             Aaa
  Assistance Prog.) Series A,
  5.5% 4/1/10 (MBIA Insured)

    Rfdg. (Correctional            Aaa
  Facilities) 5.625% 1/1/07
  (AMBAC Insured)

  Triborough Bridge & Tunnel       Aaa                              500,000                   492,700
  Auth. Spl. Oblig. Rfdg.
  Series A, 5.25% 1/1/11 (FGIC
  Insured)

                                                                                       75,698,121

  NORTH CAROLINA - 4.5%

  North Carolina Eastern Muni.
  Pwr. Agcy. Pwr. Sys. Rev.:

    Series A, 5.625% 1/1/03        Baa3

    Rfdg.:

      Series A, 5.5% 1/1/05        Aaa                           4,000,000                 4,112,160
  (MBIA Insured)

      Series B:

        6% 1/1/06                  Baa3                          4,175,000                 4,218,587

        7.25% 1/1/07               Baa3                          1,000,000                 1,078,380

      Series C:

        5.125% 1/1/03              Baa1                          2,700,000                 2,667,708

        5.25% 1/1/04               Baa1                          1,365,000                 1,347,159

        5.5% 1/1/07 (MBIA          Aaa                           2,000,000                 2,044,840
  Insured)

  North Carolina Muni. Pwr.
  Agcy. #1 Catawba Elec. Rev.:

    Rfdg. 5.75% 1/1/02             Baa1                          1,750,000                 1,763,615

    Rfdg. 5.9% 1/1/03              Baa1

    6.25% 1/1/17 (AMBAC Insured)   Aaa                           1,150,000                 1,187,801

                                                                                       18,420,250

  OHIO - 4.0%

  Cincinnati Student Ln. Fdg.      -                             1,215,000                 1,241,208
  Corp. Student Ln. Rev.
  Series B, 8.875% 8/1/08 (e)

  Franklin County Hosp. Rev.       Baa3                          5,000,000                 4,791,300
  (Doctor's Ohio Health Corp.)
  Series A 4.75% 12/1/03

  Gateway Economic Dev. Corp.      -                             3,000,000                 3,003,780
  Greater Cleveland Stadium
  Rev. 6.5% 9/15/14 (e)

  Marion County Hosp. Impt.        BBB+                          1,000,000                 1,001,720
  Rev. Rfdg. (Comnty. Hosp.
  Proj.) 5.6% 5/15/01

  Ohio Bldg. Auth. (Adult          Aaa
  Correctional) Series A,
  5.95% 10/1/14 (MBIA Insured)

  Ohio Tpk. Commission Series      Aaa
  A, 5.6% 2/15/12 (MBIA Insured)

  Ohio Tpk. Commission Rfdg.       Aaa                           5,000,000                 4,749,250
  Series A, 5.5% 2/15/24 (FGIC
  Insured)

  Ohio Wtr. Dev. Auth. Poll.
  Cont. Rev. (Wtr. Cont. Ln.
  Fund):

    State Match Series, 6.5%       Aaa                           1,835,000                 1,988,039
  12/1/04 (MBIA Insured)

    Wtr. Quality Series, 5.625%    Aaa                           2,000,000                 2,087,260
  6/1/06 (MBIA Insured)

                                                                                       18,862,557

  OKLAHOMA - 1.1%

  Sapulpa Muni. Auth. Util.        Aaa                           1,000,000                    972,360
  Rev. Rfdg. 5.75% 4/1/23
  (FGIC Insured)

  Tulsa Muni. Arpt. Trust Rev.     Baa2                          4,000,000                 4,261,480
  (American Airlines Corp.
  Proj.) 7.35% 12/1/11

                                                                                           5,233,840

  OREGON - 0.2%

  Clackamas County School          Aaa
  District #12 5.25% 6/1/13
  (FGIC Insured)

                                                                                                  -

  PENNSYLVANIA - 3.7%

  Allegheny County Arpt. Rev.      Aaa                           1,000,000                 1,030,000
  Rfdg. (Pittsburgh Int'l
  Arpt. Proj.) Series A, 5.75%
  1/1/07 (MBIA Insured) (e)

  Allegheny County Ind. Dev.       -                                325,000                   339,573
  Auth. Rev. (YMCA Pittsburgh
  Proj.) Series A, 8.75% 3/1/10

  Butler County Ind. Dev. Auth.    A                             3,000,000                 2,904,960
  Health Ctr. Rev. Rfdg.
  (Sherwood Oaks Proj.) 5.75%
  6/1/11

  Cumberland County Muni. Auth.
  Rev. Rfdg. (Carlisle Hosp. &
  Health):

    6.8% 11/15/14                  Baa3                          3,250,000                 3,283,345

    6.8% 11/15/23                  Baa3                          1,000,000                 1,004,670

  Delaware County Auth. Rev.
  (1st. Mtg. Riddle Village
  Proj.):

    8.25% 6/1/22 (Escrowed to      Aaa                           2,250,000                 2,604,870
  Maturity) (f)

    8.75% 6/1/10 (Pre-Refunded     Aaa                           2,870,000                 3,220,743
  to 6/1/02 @ 102) (f)

  Pennsylvania Higher Edl.
  Facilities Auth. College &
  Univ. Rev. Rfdg.

     (RIDC Reg'l. Growth           AA-
  -Carnegie Mellon Univ.
  Proj.) 6% 11/1/04

  Pennsylvania Hsg. Fin. Agcy.     Aa3
  Rfdg. (Residential Dev.
  Section 8) Series A, 7% 7/1/01

  Pennsylvania Ind. Dev. Auth.     Aaa                           1,345,000                 1,396,635
  Rev. (Econ. Dev.) 5.8%
  7/1/09 (AMBAC Insured)

                                                                                       15,784,796

  RHODE ISLAND - 1.1%

  Rhode Island Port Auth. &        Aaa                           4,000,000                 4,506,640
  Economic Dev. Corp. Arpt.
  Rev. Series A, 7% 7/1/14
  (FSA Insured) (e)

  Rhode Island Student Ln.         A
  Auth. Student Ln. Rev. Rfdg.
  Series A, 6.55% 12/1/00

                                                                                           4,506,640

  SOUTH CAROLINA - 0.8%

  Piedmont Muni. Pwr. Agcy.        Aaa                           1,715,000                 1,822,805
  Elec. Rev. Rfdg. Series A,
  6.25% 1/1/05 (FGIC Insured)

  South Carolina Ed. Assistance
  Auth. Rev. Rfdg. (Guaranteed
  Student Ln. Proj.):

    Sr. Lien Series A2, 5.4%       AAA
  9/1/02

    Sub Lien Series B, 5.7%        A
  9/1/05 (e)

                                                                                           1,822,805

  TENNESSEE - 0.3%

  Memphis-Shelby County Arpt.      Aaa
  Auth. Arpt. Rev. Rfdg.
  Series A, 5.25% 2/15/01
  (MBIA Insured) (e)

  Metro. Govt. Nashville &         Aaa                           1,000,000                    720,210
  Davidson County Elec. Rev.
  (Cap. Appreciation) Series
  A, 0% 5/15/06 (MBIA Insured)

  Tennessee Gen. Oblig. Rfdg.      Aaa                              400,000                   426,564
  Series A, 6% 5/1/07

                                                                                           1,146,774

  TEXAS - 9.4%

  Austin Independent School        Aaa
  District 8.125% 8/1/01
  (Escrowed to Maturity) (f)

  Brazos Higher Ed. Auth., Inc.    Aaa
  Student Ln. Rev. Rfdg.
  Series A 1, 6.05% 12/1/01 (e)

  Conroe Independent School        Aaa                              750,000                   457,643
  District Rfdg. (Cap.
  Appreciation) Series B, 0%
  2/15/09

  Dallas-Fort Worth Int'l.         Baa1                          6,000,000                 6,247,260
  Arpt. Facility Impt. Corp.
  Rev. (American Airlines,
  Inc.) 7.5% 11/1/25 (e)

  Deer Park Independent School     Aaa
  District Rfdg. 0% 2/15/03

  Fort Bend Independent School     AAA                           2,500,000                 2,496,675
  District Rfdg. 5.25% 2/15/10

  Fort Bend Independent School     AAA
  District Rfdg. 5.375% 2/15/11

  Harris County Gen. Oblig.        Aaa
  (Cap. Appreciation) (Toll
  Road Proj.) Sub Lien Series
  A, 0% 8/15/02 (MBIA Insured)

  Hurst Euless Bedford             Aaa
  Independent School District
  Rfdg. (Cap. Appreciation) 0%
  8/15/11

  Irving Independent School        Aaa
  District (Cap. Appreciation)
  0% 2/15/00

  Laredo Gen. Oblig. Rfdg.         Aaa
  5.125% 8/15/12 (FGIC Insured)

  Midlothian Independent School    Aaa                           1,845,000                 1,500,317
  District Rfdg. (Cap.
  Appreciation) 0% 2/15/04

  Northside Independent School     Aaa
  District (School Bldg.)
  8.375% 2/1/00

  San Antonio Elec. & Gas Rev.     Aa1                 75,000                    77,913
  Rfdg. 5.5% 2/1/20
  (Pre-Refunded to 2/1/07 @
  101) (f)

  San Antonio Gen. Oblig.          Aa2                           1,390,000                 1,323,711
  Series 2000, 5% 2/1/11 (b)

  San Antonio Independent          Aaa                           3,650,000                 3,808,921
  School District 5.75% 8/15/10

  Texas Gen. Oblig. (Texas Pub.    Aa1                           5,000,000                 4,602,550
  Fing. Auth. Proj.) Series A,
  5% 10/1/14

  Texas Muni. Pwr. Agcy. Rev.      Aaa                           3,930,000                 2,040,063
  Rfdg. 0% 9/1/11 (AMBAC
  Insured)

  Texas Pub. Fin. Auth. Bldg.      Aaa
  Rev. Rfdg. (Texas Technical
  College) 6.25% 8/1/09 (MBIA
  Insured)

  Travis County Health             Aaa                           4,000,000                 4,058,600
  Facilities Dev. Corp. Rev.
  (Ascension Health Cr. Prog.)
  Series A, 6.25% 11/15/19
  (MBIA Insured)

  Univ. of Texas Permanent
  Univ. Fund:

    5% 7/1/10                      Aaa

    5.25% 7/1/06                   Aaa

  Univ. of Texas Univ. Revs        Aa1                           6,275,000                 6,339,507
  Rfdg. (Fing. Sys. Proj.)
  Series B, 5.625% 8/15/12

  Yselta Independent School        Aaa                           4,065,000                 2,415,423
  District Rfdg. (Cap.
  Appreciation) 0% 8/15/09

                                                                                       35,368,583

  UTAH - 2.7%

  Intermountain Pwr. Agcy. Pwr.
  Supply Rev.:

    (Cap. Appreciation) Series     Aaa
  A, 0% 7/1/06 (MBIA Insured)

    Rfdg. (Cap. Appreciation)      Aaa
  Series B, 0% 7/1/00 (MBIA
  Insured)

    Rfdg. Series A, 6.5% 7/1/09    Aaa                           1,000,000                 1,092,440
  (AMBAC Insured)

    Rfdg. Series B, 5.75%          Aaa                           2,500,000                 2,465,025
  7/1/16 (MBIA Insured)

    Rfdg. Spl. Oblig. 6th          Aaa                           7,000,000                 7,061,180
  Series B, 6% 7/1/16 (MBIA
  Insured)

  South Salt Lake City Ind.        -                               250,000                    264,948
  Rev. (Price Savers Wholesale
  Club Proj.) 9% 11/15/13

                                                                                       10,883,593

  VIRGINIA - 0.2%

  Loudoun County Ind. Dev.
  Auth. Residential Care
  Facilities Rev. (Falcons
  Landing Proj.)

    Series A, 9.25% 11/1/04        -                             1,000,000                 1,127,590
  (Escrowed to Maturity) (f)

                                                                                           1,127,590

  WASHINGTON - 5.9%

  Grant County Pub. Util.          Aaa
  District No. 2 (Priest
  Rapids Hydro Elec. Proj.)
  Second Series B, 5.375%
  1/1/16 (MBIA Insured) (e)

  King County Gen. Oblig.          Aa1
  Series B, 5.9% 12/1/14

  King County Gen. Oblig.          Aa1                           3,990,000                 4,111,057
  Series D, 5.75% 12/1/11

  Washington Pub. Pwr. Supply
  Sys. Nuclear Proj. #2 Rev.:

  Rfdg. Series A:

    Series A, 0% 7/1/06 (MBIA      Aaa
  Insured)

       5% 7/1/05                   Aa1                           3,050,000                 3,045,974

       5.9% 7/1/04                 Aa1                           1,000,000                 1,041,160

    Series C, 7.5% 7/1/03          Aa1
  (Pre-Refunded to 1/1/01 @
  102) (f)

    5.4% 7/1/12                    Aa1                       14,000,000                13,351,091

  Washington Pub. Pwr. Supply      Aa1
  Sys. Nuclear Proj. #3 Rev.
  Rfdg. Series C, 5.1% 7/1/07

                                                                                       21,549,282



  TOTAL MUNICIPAL BONDS                                                             410,382,254



  CASH EQUIVALENTS - 1.9%                               SHARES

  Municipal Central Cash Fund,                                   8,130,356               8,130,356
  3.56% (c)(d)





  TOTAL INVESTMENT PORTFOLIO -                          (COST $423,519,864)   $     418,512,610
  99.6%

  NET OTHER ASSETS - 0.4%                                                     $          2,101,879

  NET ASSETS - 100%                                                           $     420,614,489





  FIDELITY                                                 COMBINED PORTFOLIOS
  INTERMEDIATE MUNICIPAL
  INCOME FUND


  PRINCIPAL AMOUNT              VALUE                      PRINCIPAL AMOUNT             VALUE
                                (NOTE 1)                                                (NOTE 1)







                                                        $            4,000,000       $            4,266,000


                                                 -                                                4,266,000



                                                                     5,490,000                    5,307,732





              300,000       $                301,773                    300,000                      301,773

                                                                     1,500,000                    1,505,520


                                                                     1,500,000                    1,505,460


                                             301,773                                              8,620,485



                                                                     1,300,000                    1,274,676



            1,000,000                     1,001,800                  1,000,000                    1,001,800



                                                                     4,495,000                    4,262,923





                                          1,001,800                                               6,539,399



            1,000,000                        892,970                 1,000,000                       892,970




                                                                        680,000                      674,825



                                             892,970                                              1,567,795



                                                                     2,190,000                    2,244,005




               225,000                       217,310                    225,000                      217,310




            2,275,000                     2,282,189                  2,275,000                    2,282,189







                                                                        850,000                      852,491


            1,000,000                     1,000,560                  1,000,000                    1,000,560


                                                                     1,500,000                    1,497,165


               500,000                       512,615                    500,000                      512,615




                                                                     2,000,000                    1,989,700




                                                                     4,500,000                    4,589,010




                                                                     2,000,000                       891,200




               970,000                       759,432                    970,000                      759,432



                                                                        750,000                      804,053





                                                                     1,225,000                      642,721




                                                                     2,000,000                    1,908,100



                                                                        500,000                     522,885




            1,000,000                     1,031,370                  1,000,000                    1,031,370






            1,000,000                     1,037,920                  1,000,000                    1,037,920

               300,000                       321,714                    300,000                      321,714

                                          7,163,110                                             23,104,440







            3,620,000                        562,512             17,620,000                       2,737,972





                                                                     1,360,000                    1,341,518





               400,000                       385,116                    400,000                      385,116

                                                                     6,900,000                    6,476,616

                                                                     4,000,000                    3,648,840




                                                                     1,405,000                    1,034,656

                                                                        870,000                      568,867






                                                                     2,115,000                    1,841,911


                                                                     1,700,000                    1,328,941




                                                                     2,070,000                    2,240,672

                                                                        430,000                      487,719



                                                                     1,000,000                    1,036,560

                                             947,628                                          23,129,388








                                                                     2,170,000                    2,321,683







                                                                     3,350,000                    2,923,612

                                                 -                                                5,245,295








                                                                     1,850,000                    1,944,054

                                                                        150,000                      159,164


                                                                     3,635,000                    3,644,342


                                                                        940,000                      980,495








                                                                     1,700,000                    1,700,000

               500,000                       504,035                    500,000                      504,035

                                                                        485,000                      490,616



                                                                     2,500,000                    2,170,575



                                                                     2,000,000                    2,026,820



                                             504,035                                          13,620,101



               460,000                       474,798                 1,005,000                    1,037,331




                                                                     5,000,000                    5,137,350



               500,000                       507,690                    500,000                     507,690




                                                                     2,100,000                    2,007,789




                                                                     2,500,000                    2,690,200


               500,000                       511,710                    500,000                      511,710



                                          1,494,198                                           11,892,070



               100,000                       101,026                    800,000                      808,208



               150,000                       156,903                    150,000                      156,903


                                             257,929                                                 965,111






                                                                     3,500,000                    3,490,970

                                                                     4,000,000                    3,841,560

                                                 -                                                7,332,530



                                                                     1,500,000                    1,377,930



               300,000                       312,039                    300,000                      312,039






                                                                     2,500,000                    2,526,025






                                                                     3,700,000                    3,917,227


                                                                     1,400,000                    1,453,046


                                                                     1,000,000                    1,121,660




                                                                     5,000,000                    4,721,250




                                                                     1,640,000                    1,726,641




                                                                     1,200,000                    1,271,784








                                                                     1,000,000                    1,079,920


                                                                     1,000,000                    1,082,840








               435,000                       258,342                    435,000                      258,342

  65,000                        38,793                     65,000                       38,793


            1,000,000                        976,400                 1,000,000                       976,400

                                          1,585,574                                           21,863,897



                                                                     1,000,000                    1,056,830



                                                 -                                                1,056,830



            1,500,000                     1,532,925                  1,500,000                    1,532,925



                                                                     3,500,000                    3,567,900



                                          1,532,925                                               5,100,825







                                                                     2,390,000                    2,215,506

                                                                        500,000                      455,285

            1,385,000                     1,383,213                  1,385,000                    1,383,213

            1,750,000                     1,723,138                  1,750,000                    1,723,138

                                          3,106,351                                               5,777,142






                                                                     5,570,000                    5,836,190



                                                                     2,000,000                    2,105,940



                                                 -                                                7,942,130



            1,825,000                     1,862,759                  1,825,000                    1,862,759



                                          1,862,759                                               1,862,759



            1,000,000                     1,000,000                  1,000,000                    1,000,000



                                          1,000,000                                               1,000,000








                                                                     1,015,000                    1,023,983



                                                                     1,665,000                    1,694,371


                                                                     2,000,000                    2,143,960


                                                 -                                                4,862,314



               250,000                       260,140                    250,000                      260,140





               250,000                       251,588                    250,000                     251,588





                                                                     1,265,000                    1,120,398


                                                                     5,000,000                    5,483,500




               700,000                       695,226                    700,000                      695,226



                                                                     2,000,000                    1,807,060


                                                                        500,000                      453,405



                                                                     1,000,000                       968,590






                                                                        600,000                      612,000




            1,600,000                     1,407,344                  1,600,000                    1,407,344







                                                                        800,000                      503,608

                                                                     4,500,000                    2,464,785

                                                                     1,000,000                    1,052,260




                                                                     5,000,000                    4,370,450




               550,000                       551,227                    550,000                      551,227







                                                                        100,000         96,728

               100,000          95,035                                  400,000                      380,140

                                                                     3,880,000                    3,971,335




                                                                     4,005,000                    4,103,443



                                          3,260,560                                           30,553,227






                                                                     4,250,000                    4,056,923



            2,000,000                     1,661,980                  2,000,000                    1,661,980


               200,000                       205,568                       200,000                   205,568


                                                                     2,000,000                    1,756,600


                                                                     1,500,000                    1,366,170




                                                                     2,310,000                    2,435,387



                                          1,867,548                                           11,482,628







                                                                     1,800,000                    1,519,110



               200,000                       174,506                    200,000                      174,506



               200,000                       200,558                    200,000                      200,558




                                                                     2,000,000                    2,039,640




                                                                     2,000,000                    1,860,000




                                             375,064                                              5,793,814



                                                                     3,720,000                    3,987,617



                                                                        164,000                      170,780



                                                 -                                                4,158,397



            1,210,000                     1,212,069                  1,210,000                    1,212,069




                                          1,212,069                                               1,212,069



               500,000                      539,915                     500,000                      539,915








                                                                     1,500,000                    1,478,355

                                                                     1,000,000                       999,740

                                            539,915                                               3,018,010







                                                                        480,000                      502,354



                                                                                                     502,354







                                                                     1,000,000                       886,280

                                                                     1,610,000                    1,634,263

               500,000                      511,065                     500,000                      511,065


                                                                     4,000,000                    4,066,920




                                                                     2,500,000                    2,253,475




                                             511,065                                              9,352,003





               250,000                       253,765                    250,000                      253,765


                                                                     3,970,000                    4,213,996


               450,000                       498,236                   450,000                       498,236


                                                                     1,805,000                    2,006,420


                                                                     1,350,000                    1,353,267




            1,900,000                     1,955,043                  1,900,000                    1,955,043



               500,000                       565,810                    500,000                      565,810



                                          3,272,854                                           10,846,537



            1,025,000                        985,189                 1,025,000                       985,189



                                                                     9,390,000                    8,209,959




                                                                     1,000,000                       889,050









                                                                     2,370,000                    2,394,530

                                                                     2,490,000                    2,512,211



                                                                        200,000                      188,896


                                                                     6,750,000                    6,672,578

                                                                     1,010,000                       988,245








                                                                        500,000                      448,780

                                                                        700,000                      640,073





                                                                     2,000,000                    2,148,960



                                                                     1,130,000                    1,163,233

                                                           35,000                       36,159


                                                                     2,000,000                    2,134,700

                                                                     1,000,000                    1,064,970


                                                                     2,000,000                    2,050,180



            1,000,000                        984,270                 1,000,000                       984,270

                                                                        160,000                      167,629

                                                           80,000                       84,233


                                                                     1,000,000                    1,045,910





                                                                     8,680,000                    8,957,586








                                                                     3,500,000                    3,247,370

                                                                     5,000,000                    4,745,550

                                                                     4,000,000                    3,777,800




               500,000                       501,210                 3,500,000                    3,610,140



               500,000                       562,470                    500,000                      562,470


                                                                     6,150,000                    5,763,965



               500,000                       533,625                    500,000                      533,625








               500,000                       430,240                 1,500,000                    1,290,720

                                                                     1,300,000                    1,102,049

                                                                        700,000                      627,445

                                                                     1,000,000                       883,850






            1,000,000                        645,970                 1,000,000                       645,970


               100,000                       103,105                    100,000                      103,105


                                                                     7,500,000                    7,200,000





               250,000                       255,208                    250,000                      255,208

                                                                     2,000,000                    2,090,100

              200,000                        207,906                    200,000                      207,906




               500,000                       507,420                    500,000                      507,420



              300,000                        308,313                    300,000                      308,313



                                                                        500,000                      492,700




                                          6,024,926                                           81,723,047






              500,000                        501,175                    500,000                      501,175



                                                                     4,000,000                    4,112,160




            1,315,000                     1,328,729                  5,490,000                    5,547,316

                                                                     1,000,000                    1,078,380



                                                                     2,700,000                    2,667,708

                                                                     1,365,000                    1,347,159

               700,000                       684,096                 2,700,000                    2,728,936





               750,000                      755,835                  2,500,000                    2,519,450

              250,000                        252,555                    250,000                      252,555

                                                                     1,150,000                    1,187,801

                                          3,522,390                                           21,942,640



                                                                     1,215,000                    1,241,208



                                                                     5,000,000                    4,791,300



                                                                     3,000,000                    3,003,780



                                                                     1,000,000                    1,001,720



               500,000                       513,295                    500,000                      513,295



               250,000                       252,968                    250,000                      252,968


                                                                     5,000,000                    4,749,250







                                                                     1,835,000                    1,988,039


                                                                     2,000,000                    2,087,260


                                             766,263                                          19,628,820



                                                                     1,000,000                       972,360



                                                                     4,000,000                    4,261,480



                                                 -                                                5,233,840



            1,000,000                        971,280                 1,000,000                       971,280



                                             971,280                                                 971,280



                                                                     1,000,000                    1,030,000




                                                                        325,000                      339,573



                                                                     3,000,000                    2,904,960








                                                                     3,250,000                    3,283,345

                                                                     1,000,000                    1,004,670





                                                                     2,250,000                    2,604,870


                                                                     2,870,000                    3,220,743






            1,270,000                     1,335,380                  1,270,000                    1,335,380



            1,000,000                     1,033,670                  1,000,000                    1,033,670



                                                                     1,345,000                    1,396,635



                                          2,369,050                                           18,153,846



                                                                     4,000,000                    4,506,640




            1,000,000                     1,017,070                  1,000,000                    1,017,070



                                          1,017,070                                               5,523,710



                                                                     1,715,000                    1,822,805







            1,250,000                     1,264,250                  1,250,000                    1,264,250


            1,000,000                     1,018,500                  1,000,000                    1,018,500


                                          2,282,750                                               4,105,555



               275,000                       277,626                    275,000                      277,626




                                                                     1,000,000                       720,210




               100,000                       106,641                    500,000                      533,205


                                             384,267                                              1,531,041



               500,000                       532,455                    500,000                      532,455



               435,000                       447,084                    435,000                      447,084



                                                                        750,000                      457,643




                                                                     6,000,000                    6,247,260




             200,000                         171,596                    200,000                      171,596


                                                                     2,500,000                    2,496,675


            1,000,000                     1,000,470                  1,000,000                    1,000,470


            3,000,000                     2,644,016                  3,000,000                    2,644,016




            1,000,000                        522,180                 1,000,000                       522,180




              250,000                        247,213                    250,000                      247,213



            1,000,000                        960,120                 1,000,000                       960,120


                                                                     1,845,000                    1,500,317



               500,000                       505,280                   500,000                       505,280



                                                           75,000                       77,913




            1,255,000                     1,237,807                  2,645,000                    2,561,518


                                                                     3,650,000                    3,808,921


                                                                     5,000,000                    4,602,550



                                                                     3,930,000                    2,040,063



            1,000,000                     1,071,800                  1,000,000                    1,071,800




                                                                     4,000,000                    4,058,600








               250,000                      245,015                     250,000                      245,015

            1,495,000                     1,528,428                  1,495,000                    1,528,428

                                                                     6,275,000                    6,339,507



                                                                     4,065,000                    2,415,423



                                      11,113,464                                              46,482,047






            2,860,000                     2,057,370                  2,860,000                    2,057,370


               500,000                      487,360                     500,000                      487,360



                                                                     1,000,000                    1,092,440


                                                                     2,500,000                    2,465,025


                                                                     7,000,000                    7,061,180



                                                                        250,000                      264,948



                                          2,544,730                                           13,428,323








                                                                     1,000,000                    1,127,590


                                                 -                                                1,127,590



            1,715,000                     1,602,770                  1,715,000                    1,602,770





            1,000,000                     1,013,100                  1,000,000                    1,013,100


                                                                     3,990,000                    4,111,057







            2,700,000                     1,927,152                  2,700,000                    1,927,152


                                                                     3,050,000                    3,045,974

                                                                     1,000,000                    1,041,160

               525,000                      554,274                     525,000                      554,274



            2,000,000                     1,907,300              16,000,000                   15,258,391

               500,000                       496,215                    500,000                      496,215



                                          7,500,811                                           29,050,093



                                      71,187,128                                           481,569,382



   SHARES

            1,083,452                   1,083,452                    9,213,808                    9,213,808






   (COST $73,116,996)      $          72,270,580            (COST $496,636,860)            490,783,190


                           $             (320,581)                                              1,781,298

                           $          71,949,999                                           492,564,488







 LEGEND

(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security purchased on a delayed delivery or when-issued basis.

(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(f) Security collateralized by an amount sufficient to pay interest and principal.

CAPITALIZATION



The following tables show the
capitalization of each Funds
class' as of October 31,
1999 (unaudited)

and on a pro forma combined
basis (unaudited) as of that
date giving effect to the
Reorganization.





                                           FA MUNICIPAL                     FA INTERMEDIATE

CLASS A                                    INCOME                           MUNICIPAL INCOME

Net Assets                                    $        10,721,810            $          2,572,343

Net Asset Value Per Share                     $                 11.69        $                 10.15

Shares Outstanding                         917,460                          253,436





                                           FA MUNICIPAL                     FA INTERMEDIATE

CLASS T                                    INCOME                           MUNICIPAL INCOME

Net Assets                                  $      329,926,390               $       50,431,715

Net Asset Value Per Share                   $                 11.70          $                10.15

Shares Outstanding                         28,197,578                       4,968,378





                                           FA MUNICIPAL                     FA INTERMEDIATE

CLASS B                                    INCOME                           MUNICIPAL INCOME

Net Assets                                  $        63,464,208              $       10,387,389

Net Asset Value Per Share                   $                 11.67          $                10.14

Shares Outstanding                         5,438,241                        1,024,065





                                           FA MUNICIPAL                     FA INTERMEDIATE

CLASS C                                    INCOME                           MUNICIPAL INCOME

Net Assets                                  $        13,071,301              $         2,561,719

Net Asset Value Per Share                   $                 11.70          $                10.15

Shares Outstanding                         1,117,056                        252,268





                                           FA MUNICIPAL                     FA INTERMEDIATE

INSTITUTIONAL CLASS                        INCOME                           MUNICIPAL INCOME

Net Assets                                  $          3,430,780             $         5,996,833

Net Asset Value Per Share                   $                 11.65          $                10.15

Shares Outstanding                         294,537                          590,849





The following tables show the
capitalization of each Funds
class' as of October 31,
1999 (unaudited)

and on a pro forma combined
basis (unaudited) as of that
date giving effect to the
Reorganization.





                               PRO FORMA

CLASS A                        COMBINED

Net Assets                        $    13,294,153

Net Asset Value Per Share         $             11.69

Shares Outstanding                       1,137,506





                               PRO FORMA

CLASS T                        COMBINED

Net Assets                      $  380,358,105

Net Asset Value Per Share       $             11.70

Shares Outstanding                     32,507,981





                               PRO FORMA

CLASS B                        COMBINED

Net Assets                      $    73,851,597

Net Asset Value Per Share       $             11.67

Shares Outstanding                       6,328,334





                               PRO FORMA

CLASS C                        COMBINED

Net Assets                      $    15,633,020

Net Asset Value Per Share       $             11.70

Shares Outstanding                       1,336,006





                               PRO FORMA

INSTITUTIONAL CLASS            COMBINED

Net Assets                      $      9,427,613

Net Asset Value Per Share       $             11.65

Shares Outstanding                          809,287


FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR MUNICIPAL INCOME FUND FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND

PRO FORMA COMBINING STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
(UNAUDITED)





                                   FA MUNICIPAL                        FA INTERMEDIATE

                                   INCOME                              MUNICIPAL INCOME



INTEREST INCOME                     $                                   $             3,879,149
                                   23,713,018



EXPENSES



 Management fee
                                        1,695,763                      293,995

 Transfer agent fees

     Class A
                                                  11,061                 3,662

     Class T
                                              368,638                  73,465

     Class B
                                                  63,218               12,947

     Class C
                                                  12,116                 3,001

     Institutional Class
                                                      5,477              9,953

Distribution fees

     Class A
                                                  14,240                 3,322

     Class T
                                              900,188                  140,713

     Class B
                                              552,424                  93,961

     Class C
                                              111,103                  17,693

 Accounting fees and expenses
                                              141,615                  64,808

 Non-interested trustees'
compensation                                          1,358                    238

 Custodian fees and expenses
                                                  21,716                 5,121

 Registration fees
                                              117,150                  95,132

 Audit
                                                  37,659               51,521

 Legal
                                                  12,407               11,903

 Reports to shareholders
                                                                         6,711
                                      -

 Miscellaneous
                                                                               133
                                      -

  Total expenses before
reductions                              4,066,133                      888,279

   Expense reductions
                                                 (3,319)               (119,127)

   Total expenses
                                        4,062,814                      769,152

 NET INTEREST INCOME                                                                      3,109,997
                                    19,650,204



REALIZED AND UNREALIZED GAIN
(LOSS)

Net realized gain (loss) on:

   Investment securities
                                        2,459,744                      25,014

   Futures contracts
                                                  21,684               (46,201)

 Change in net unrealized
apprecation (depreciation) on:

   Investment securities
                                   (33,606,253)                        (3,986,395)

   Futures contracts
                                             (83,889)                  38,839

NET GAIN (LOSS)
                                   (31,208,714)                        (3,968,743)



NET INCREASE (DECREASE) IN
NET ASSETS RESULTING

  FROM OPERATIONS               $  (11,558,510)                   $    (858,746)










                                                                   PRO FORMA

                                COMBINED                           ADJUSTMENTS



INTEREST INCOME                  $    27,592,167
                                                                        -



EXPENSES



 Management fee
                                1,989,758                               -

 Transfer agent fees

     Class A                                           14,723
                                                                        -

     Class T
                                442,103                                 -

     Class B                                           76,165
                                                                        -

     Class C                                           15,117
                                                                        -

     Institutional Class                               15,430
                                                                        -

Distribution fees

     Class A                                           17,562
                                                                        -

     Class T
                                1,040,901                               -

     Class B
                                646,385                                 -

     Class C
                                128,796                                 -

 Accounting fees and expenses                                                                       (b)
                                206,423                            (42,918)

 Non-interested trustees'
compensation                    1,596                                   -

 Custodian fees and expenses                           26,837                                       (b)
                                                                   (1,357)

 Registration fees                                                                                  (d)
                                212,282                            (124,282)

 Audit                                                 89,180                                       (d)
                                                                   (51,180)

 Legal                                                 24,310                                       (c)
                                                                    (9,752)

 Reports to shareholders
                                6,711                                   -


 Miscellaneous
                                   133                                  -


  Total expenses before
reductions                      4,954,412                          (229,489)

   Expense reductions                                                                              (e)
                                (122,446)                          119,127

   Total expenses
                                4,831,966                          (110,362)

 NET INTEREST INCOME                      22,760,201                              110,362




REALIZED AND UNREALIZED GAIN
(LOSS)

Net realized gain (loss) on:

   Investment securities
                                2,484,758                               -

   Futures contracts
                                (24,517)                                -

 Change in net unrealized
apprecation (depreciation) on:

   Investment securities
                                (37,592,648)                            -

   Futures contracts
                                (45,050)                                -

NET GAIN (LOSS)
                                (35,177,457)                            -



NET INCREASE (DECREASE) IN
NET ASSETS RESULTING

  FROM OPERATIONS               (12,417,256)                    $         110,362                           $










                                PRO FORMA

                                COMBINED



INTEREST INCOME                  $     27,592,167




EXPENSES



 Management fee
                                1,989,758

 Transfer agent fees

     Class A                                            14,723


     Class T
                                442,103

     Class B                                            76,165


     Class C                                            15,117


     Institutional Class                                15,430


Distribution fees

     Class A                                            17,562


     Class T
                                1,040,901

     Class B
                                646,385

     Class C
                                128,796

 Accounting fees and expenses
                                163,505

 Non-interested trustees'
compensation                    1,596

 Custodian fees and expenses                            25,480


 Registration fees                                      88,000


 Audit                                                  38,000


 Legal                                                  14,558


 Reports to shareholders
                                6,711


 Miscellaneous
                                    133


  Total expenses before
reductions                      4,724,923

   Expense reductions
                                (3,319)

   Total expenses
                                4,721,604

 NET INTEREST INCOME                       22,870,563




REALIZED AND UNREALIZED GAIN
(LOSS)

Net realized gain (loss) on:

   Investment securities
                                2,484,758

   Futures contracts
                                (24,517)

 Change in net unrealized
apprecation (depreciation) on:

   Investment securities
                                (37,592,648)

   Futures contracts
                                (45,050)

NET GAIN (LOSS)
                                (35,177,457)



NET INCREASE (DECREASE) IN
NET ASSETS RESULTING

  FROM OPERATIONS               (12,306,894)





FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR MUNICIPAL INCOME FUND FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF OCTOBER
31, 1999
(UNAUDITED)





                                   FA MUNICIPAL                       FA INTERMEDIATE

                                   INCOME                             MUNICIPAL INCOME

ASSETS

Investment in securities, at
value

  - See accompanying schedule  $   418,512,610                     $  72,270,580


                                    -
Cash                                                                  34,990



 Receivable for investments
sold                               10,776,377                                         -


 Receivable for fund shares
sold                                  198,989                         376,953


 Interest receivable                                                                      1,035,548
                                   7,068,772


 Other receivable
                                          22,338                               911


            TOTAL ASSETS                                                              73,718,982
                                   436,579,086




LIABILITIES

Payable for investments
purchased:

   Regular delivery             $                                       $
                                                                       -
                                   10,664,053

     Delayed delivery
                                    3,449,619                                             1,286,864


 Payable for fund shares
redeemed                              907,180
                                                                      280,543

 Distributions payable
                                      600,795
                                                                      124,885

 Accrued management fee
                                      132,767                         10,539


 Distribution fees payable
                                      129,306                                      20,573


 Other payables and accrued
expenses                                  80,877                          45,579


      TOTAL LIABILITIES                                                                   1,768,983
                                   15,964,597




NET ASSETS                     $   420,614,489                     $  71,949,999




Net Assets consist of:

Paid in capital                $   439,900,857                     $  72,801,661



Accumulated undistributed net

    realized gain (loss) on                          (14,279,114)                            (5,246)
investments


Net unrealized appreciation

    (depreciation) on                                                                     (846,416)
investments                        (5,007,254)


NET ASSETS                     $          420,614,489              $      71,949,999                  $










                                                                 PRO FORMA

                               COMBINED                          ADJUSTMENTS

ASSETS

Investment in securities, at
value

  - See accompanying schedule   $      490,783,190                                                   $
                                                                    -


Cash                           34,990

                                                                    -

 Receivable for investments
sold                           10,776,377
                                                                         -

 Receivable for fund shares
sold                           575,942
                                                                         -

 Interest receivable                               8,104,320

                                                                         -

 Other receivable
                               23,249
                                                                         -

            TOTAL ASSETS                   510,298,068

                                                                         -



LIABILITIES

Payable for investments
purchased:

   Regular delivery
                               $10,664,053
                                                                           -

     Delayed delivery
                                4,736,483
                                                                          -

 Payable for fund shares
redeemed                       1,187,723
                                                                          -

 Distributions payable
                               725,680
                                                                           -

 Accrued management fee
                               143,306
                                                                          -

 Distribution fees payable
                               149,879
                                                                          -

 Other payables and accrued
expenses                       126,456
                                                                           -

      TOTAL LIABILITIES                        17,733,580

                                                                          -



NET ASSETS                     492,564,488                        $                                  $
                                                                   -



Net Assets consist of:

Paid in capital                 $      512,702,518                                                   $

                                                                           -

Accumulated undistributed net

    realized gain (loss) on              (14,284,360)
investments
                                                                          -

Net unrealized appreciation

    (depreciation) on                        (5,853,670)
investments
                                                                          -

NET ASSETS                          492,564,488                   $                                  $
                                                                  -









                                PRO FORMA

                                COMBINED

ASSETS

Investment in securities, at
value

  - See accompanying schedule          490,783,190



Cash                           34,990



 Receivable for investments
sold                           10,776,377


 Receivable for fund shares
sold                           575,942


 Interest receivable                            8,104,320



 Other receivable
                               23,249


            TOTAL ASSETS                510,298,068





LIABILITIES

Payable for investments
purchased:

   Regular delivery
                               10,664,053


     Delayed delivery
                               4,736,483


 Payable for fund shares
redeemed                       1,187,723


 Distributions payable
                               725,680


 Accrued management fee
                               143,306


 Distribution fees payable
                               149,879


 Other payables and accrued
expenses                       126,456


      TOTAL LIABILITIES                     17,733,580





NET ASSETS                             492,564,488




Net Assets consist of:

Paid in capital                        512,702,518



Accumulated undistributed net

    realized gain (loss) on           (14,284,360)
investments


Net unrealized appreciation

    (depreciation) on                     (5,853,670)
investments


NET ASSETS                             492,564,488





FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR MUNICIPAL INCOME FUND FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF OCTOBER
31, 1999
(UNAUDITED)



CALCULATION OF MAXIMUM
OFFERING PRICE

CLASS A

NET ASSETS                  $                  10,721,810      $              2,572,343         $          13,294,153


NET ASSET VALUE and

  redemption price per share $                                 $                     10.15
                            11.69

  Shares outstanding        917,460                            253,436                          1,170,896

  Maximum offering price per $
share (100/95.25 of $11.69) 12.27

  Maximum offering price per                                    $                     10.55
share (100/96.25 of $10.15)



CLASS T

NET ASSETS                   $                                  $          50,431,715            $      380,358,105
                            329,926,390

 NET ASSET VALUE and

  redemption price per share $                                  $                   10.15
                            11.70

  Shares outstanding                                                              4,968,378                    33,165,956
                            28,197,578

  Maximum offering price per $
share (100/96.5 of $11.70)  12.12

  Maximum offering price per                                    $                   10.44
share (100/97.25 of $10.15)



CLASS B

NET ASSETS                   $                  63,464,208        $            10,387,389        $          73,851,597


NET ASSET VALUE and offering $                                     $
price per share             11.67                              10.14

  Shares outstanding +      5,438,241                          1,024,065                        6,462,306



CLASS C

NET ASSETS                   $                  13,071,301        $              2,561,719       $          15,633,020


NET ASSET VALUE and offering $                                     $
price per share             11.70                              10.15

  Shares outstanding +      1,117,056                          252,268                          1,369,324



INSTITUTIONAL CLASS

NET ASSETS                   $                                  $              5,996,833         $              9,427,613
                            3,430,780

NET ASSET VALUE, offering
price and

  redemption price per share $                                  $                    10.15
                             11.65

  Shares outstanding        294,537                            590,849                          885,386



+ Redemption price per share
is equal to net asset value
less any applicable
contingent deferred sales
charge.





CALCULATION OF MAXIMUM
OFFERING PRICE

CLASS A

NET ASSETS                       $                                      $       13,294,153
                                  -

NET ASSET VALUE and

  redemption price per share                                           $                11.69


  Shares outstanding                                 (33,390)   a                      1,137,506

  Maximum offering price per                                            $                12.27
share (100/95.25 of $11.69)

  Maximum offering price per
share (100/96.25 of $10.15)



CLASS T

NET ASSETS                       $                                      $   380,358,105
                                -

 NET ASSET VALUE and

  redemption price per share                                            $              11.70


  Shares outstanding                                (657,975)   a                  32,507,981


  Maximum offering price per                                            $              12.12
share (100/96.5 of $11.70)

  Maximum offering price per
share (100/97.25 of $10.15)



CLASS B

NET ASSETS                       $                                      $       73,851,597
                                  -

NET ASSET VALUE and offering                                            $                11.67
price per share

  Shares outstanding +                              (133,972)   a                      6,328,334



CLASS C

NET ASSETS                       $                                      $       15,633,020
                                -

NET ASSET VALUE and offering                                                                  11.70
price per share

  Shares outstanding +                                (33,318)  a                      1,336,006



INSTITUTIONAL CLASS

NET ASSETS                       $                                      $           9,427,613
                                -

NET ASSET VALUE, offering
price and

  redemption price per share                                            $                 11.65


  Shares outstanding                                 (76,099)   a                          809,287



+ Redemption price per share
is equal to net asset value
less any applicable
contingent deferred sales
charge.

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